Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.                     ACCRUAL BASIS - 1
Case Number: 99-01141PJW THRU 99-01146PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                        FOR THE MONTH ENDING MAY 31, 1999



                                           Document   Previously     Explanation
Required Attachments:                      Attached    Submitted      Attached
---------------------                      --------   ----------     ----------
1.   Tax Receipts                            ( )          (X)            ( )

2.   Bank Statements                         (X)          ( )            ( )

3.   Most recently filed
     Income Tax Return                       ( )          (X)            ( )

4.   Most recent Annual Financial            ( )          (X)            ( )
     Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Michael Montevideo                   Sr. Vice President and CFO
--------------------------------------   ---------------------------------------
Signature of Responsible Party           Title

Michael Montevideo                       June 29, 1999
--------------------------------------   ---------------------------------------
Printed Name of Responsible Party        Date

PREPARER:

/s/ Joseph Artino                        Vice President - Finance
--------------------------------------   ---------------------------------------
Signature of Preparer                    Title

Joseph Artino                            June 29, 1999
--------------------------------------   ---------------------------------------
Printed Name of Preparer                 Date


ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.                     ACCRUAL BASIS - 2
Case Number: 99-01141PJW THRU 99-01146PJW                         Second Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                             MONTH        MONTH            MONTH
ASSETS                                                                 May 31, 1999
------                                                     ---------  -------------      ---------
1.     Cash                                                             $      794
2.     Accounts Receivable (Net)                                             8,072
3.     Inventory, net (lower of cost or market)                             14,058
4.     Note Receivable                                                       1,857
5.     Prepaid Expenses                                                      1,716
6.     Other (Attach List)                                                       -
7.     Total Current Assets                                             $   26,497
8.     Property, Plant & Equipment                                          31,447
9.     Less:  Accumulated Depreciation/Depletion                          (14,792)
10.    Net Property, Plant & Equipment                                      16,655
11.    Due from Affiliates & Insiders                                        2,385
12.    Intangibles (Attach List)                                            48,990
13.    Other (Attach List)                                                   7,785
14.    Total Assets                                                     $  102,312
POST-PETITION LIABILITIES
15.    Accounts Payable                                                 $      835
16.    Taxes Payable
17.    Notes payable
18.    Professional Fees
19.    Secured Debt
20.    Due to Affiliates & Insiders
21.    Other (Attach List)                                                   1,357
22.    Total Post-petition Liabilities                                  $    2,192
PRE-PETITION LIABILITIES
23.    Secured Debt                                                     $   54,252
24.    Priority Debt                                                         1,541
25.    Unsecured Debt                                                      194,386
26.    Other (Attach List)
27.    Total Pre-petition Liabilities                                   $  250,179
28.    Total Liabilities                                                $  252,371
EQUITY
29.    Owner's Pre-petition Equity                                       (148,502)
30.    Post-petition Cumulative Profit or (Loss)                           (1,557)
31.    Total Equity (Deficit)                                            (150,059)
32.    Total Liabilities & Owners' Equity                               $  102,312

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 3
Case Number: 99-01141PJW THRU 99-01146PJW                         Second Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                   MONTH              MONTH                MONTH
REVENUES                                                       May 19 - 31, 1999
--------                                         ---------     -----------------       -------------
1.     Gross Revenue                                                $    871
2.     Less: Returns & Discounts
3.     Net Revenue                                                  $    871
COST OF GOODS SOLD
4.     Beginning Inventory
5.     Add:  Purchases
6.     Less:  Ending Inventory
7.     Cost of Goods Sold                                           $    874
8.     Gross Profit                                                 $    (3)
OPERATING EXPENSES
9.     Officer/Insider Compensation                                 $
10.    Direct Labor/Salaries
11.    Payroll Taxes
12.    Rent & Lease Expense
13.    Insurance
14.    Depreciation/Depletion/Amortization                               105
15.    General & Administrative                                        1,100
16.    Other (Attach List)
17.    Total Operating Expenses                                     $  1,205
18.    Operating Income                                             $(1,208)
OTHER INCOME & EXPENSES
19.    Other Income  (Attach List)
20.    Other Expenses  (Attach List)                                     492
21.    Interest Income                                                     8
22.    Other  (Attach List)
23.    Net Other Income & Expenses                                  $  (484)
REORGANIZATION EXPENSES
24.    Professional Fees                                            $    135
25.    U.S. Trustee Fees
26.    Other (Attach List)
27.    Total Reorganization Expenses                                $    135
28.    Income Tax                                                         --
29.    NET PROFIT (LOSS)                                            $(1,557)

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                    Account No.: 4759-011166
                                                    Page 1 of 11
                                                    Account Type:  Zero Balance
                                                    Disbursement - Corporate

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                 ---------            ------------            ----------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                       DATE                     PAYEE                   PURPOSE             AMOUNT
------                       ----                  ------------               -------           -----------



                                                   SEE ATTACHED                                 $362,270.63



        Total Bank Account Disbursements                                                        $362,270.63
        End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 4
Case Number:      99-01141PJW THRU 99-01146PJW           Bank: Old Kent
                                                         Account No.: 1319982
                                                         Page 2 of 11
                                                         Account Type:
                                                         Disbursement - Surgical

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------

                                                            SEE ATTACHED                                $320,916.08


                Total Bank Account Disbursements                                                        $320,916.08
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                    Account No.: 4759-011299
                                                    Page 3 of 11
                                                    Account Type:  Zero Balance
                                                    Disbursement - Urology

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------


                                                            SEE ATTACHED                                 $13,671.70


                Total Bank Account Disbursements                                                         $13,671.70
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.         ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW         Bank:  U. S. Bank
                                                  Account No.: 152100007367
                                                  Page 4 of 11
                                                  Account Type:  Disbursement -
                                                                 Med/Surge

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------


                                                            SEE ATTACHED                                  $3,529.71


                Total Bank Account Disbursements                                                          $3,529.71
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.              ACCRUAL BASIS - 4
Case Number:      99-01141PJW THRU 99-01146PJW          Bank: Wells Fargo
                                                        Account No.: 4660035791
                                                        Page 5 of 11
                                                        Account Type: General
                                                                      Operations

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS


CHECK
NUMBER                           DATE          PAYEE                           PURPOSE                       AMOUNT
------                           ----       -------------         ----------------------------------      -------------
                                            Wells Fargo           Payroll funding                         $  659,010.71
                                            Wells Fargo           ZBA Disbursement funding                   107,605.29
                                            Wells Fargo           Pre-petition checks returned              (101,095.22)
                                            Wells Fargo           ZBA Disbursement funding                     1,326.57
                                            Wells Fargo           Pre-petition checks returned                (1,326.57)
                                            Cybro                 Inter-company Israeli Corp. funding         45,000.00
                                            U. S. Bank            Inter-company disbursement funding           4,150.00
                                            Old Kent Bank         Inter-company disbursement funding         203,461.17
                                            Wells Fargo           Bank fees                                    2,234.65

                                            SEE ATTACHED


Total Bank Account Disbursements                                                                          $1,015,072.99
End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW             Bank:  First Union
                                                      Account No.: 2080000366487
                                                      Page 6 of 11
                                                      Account Type:  Lockbox -
                                                                     Urology

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable                                               SEE ATTACHED
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------



                Total Bank Account Disbursements                                                        $
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  LaSalle National bank
                                                    Account No.: 5800130725
                                                    Page 7 of 11
                                                    Account Type:  Lockbox -
                                                                   Urology

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable                                               SEE ATTACHED
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------



                Total Bank Account Disbursements                                                        $
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  LaSalle National Bank
                                                    Account No.: 5800130733
                                                    Page 8 of 11
                                                    Account Type:  Lockbox -
                                                                   Med/Surge

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable                                               SEE ATTACHED
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------


                Total Bank Account Disbursements                                                        $
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW           Bank: LaSalle National Bank
                                                     Account No.: 5800130717
                                                     Page 9 of 11
                                                     Account Type:  Lockbox -
                                                                    Surgical

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable                                               SEE ATTACHED
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------


                Total Bank Account Disbursements                                                        $
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.             ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW             Bank:  Old Kent
                                                      Account No.: 1528641
                                                      Page 10 of 11
                                                      Account Type:  Lockbox -
                                                                     Surgical

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable                                               SEE ATTACHED
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------



                Total Bank Account Disbursements                                                        $
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.           ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  LaSalle National Bank
                                                    Account No.: 5800130741
                                                    Page 11 of 11
                                                    Account Type:  Lockbox -
                                                                   Corporate

CASH RECEIPTS AND                                                   MONTH                  MONTH                 MONTH
DISBURSEMENTS                                                                          May 31, 1999
-----------------                                                ------------          -------------         --------------
1.     Cash - Beginning of Month
                                    RECEIPTS
2.     Cash Sales
3.     Collection of Accounts Receivable                                               SEE ATTACHED
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts
8.     Total Cash Available

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE              AMOUNT
------                               ----                   -----------               -------           -----------



                Total Bank Account Disbursements                                                        $
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.                    ACCRUAL BASIS - 5
Case Number: 99-01141PJW THRU 99-01146PJW


ACCOUNTS RECEIVABLE AGING     (Based Upon Invoice Date)
-------------------------     -------------------------
                              0 - 30 days old                          $ 1,896
                              31 - 60 days old                           1,532
                              61 - 90 days old                             797
                              91+ days old                              11,557
                              Total Accounts Receivable                $15,782
                              Amount Considered Uncollectible            7,710
                              Accounts Receivable (Net)                $ 8,072

AGING OF POST-PETITION ACCOUNTS PAYABLE

                          0 - 30       31 - 60     61 - 90     91+
                           Days         Days        Days       Days      Total
                          ------       -------     -------     ---       -----
Accounts Payable           $586          --          --         --        $586

STATUS OF POST-PETITION TAXES

                                  BEGINNING       AMOUNT                         ENDING
                                     TAX        WITHHELD OR        AMOUNT         TAX          DELINQUENT
                                  LIABILITY*      ACCRUED           PAID        LIABILITY        TAXES
                                  ---------     -----------        ------       ---------      ----------
Federal
Withholding**                     $               $129,623          $ --         $129,623        $ --
FICA-Employee**                                     51,063            --           51,063          --
FICA-Employer**                                     51,063            --           51,063          --
Unemployment                                           450            --              450          --
Income
Other (Attach List)
Total Federal Taxes                               $232,199                       $232,199
State and Local
Withholding                                       $ 31,918            --         $ 31,918
Sales
Excise
Unemployment                                         3,331            --            3,331          --
Real Property
Personal Property
Other (Attach List)                                    902            --              902          --
Total State and Local                               36,151            --           36,151          --
Total Taxes                                       $268,350            --         $268,350          --

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 1 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

                                                                      MONTH:                May 1999
                                                                      ----------------------------------------------------
                                                                       Account #1          Account #2         Account #3
                                                                      ------------        -------------      -------------
A.   BANK                                                                U.S. Bank            LaSalle          First Union
B.   ACCOUNT NUMBER:                                                  192232073325         5800130741        2080000366487
C.   PURPOSE (TYPE):                                                    Depository            Lockbox           Depository
                                                                           Lockbox                                 Lockbox
1.   Balance per bank statement                                                -0-             997.00                    0
2.   +Total deposits not credited                                         5,059.62                  0                    0
3.   - Outstanding checks                                                        0                  0                    0
4.   +/- Other reconciling items (Attach List)                                   0                  0              (110.40)
5.   Month end balance per books                                          5,059.62                  0              (110.40)
6.   Number of last check written                                               na                 na                   na

INVESTMENT ACCOUNTS

                                                            DATE OF            TYPE OF      PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                                 PURCHASE          INSTRUMENT      PRICE          VALUE
---------------------------                                 --------          ----------    --------       ----------
7.  Wells Fargo, Business CD, 1660018524000                 May 1997              CD         100,000       111,092.38
8.  Wells Fargo, Business CD, 1660018052000                 Oct 1996              CD         100,000       114,042.83
9.
10.
                                                                                                          -----------
11.                                                      TOTAL INVESTMENTS                                $225,135.21
                                                                                                          ===========

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 2 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

                                                                  MONTH:                May 1999
                                                                  --------------------------------------------------------
                                                                    Account #4         Account #5             Account #6
                                                                  --------------      -------------          -------------
                                                                                                                  Old Kent
A.   BANK                                                             LaSalle             LaSalle                     Bank
B.   ACCOUNT NUMBER:                                               5800130725          5800130733                  1319982
                                                                                                                  Checking
C.   PURPOSE (TYPE):                                                  Lockbox             Lockbox             Disbursement
1.   Balance per bank statement                                             0           10,290.37               195,844.98
2.   +Total deposits not credited                                           0                   0                        0
3.   - Outstanding checks                                                   0                   0              (314,042.19)
4.   +/- Other reconciling items (Attach List)                              0             (315.90)                       0
5.   Month end balance per books                                            0            9,974.47              (118,197.21)
6.   Number of last check written                                          na                  na                   162102

INVESTMENT ACCOUNTS

                                                                 DATE OF           TYPE OF       PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE          INSTRUMENT       PRICE         VALUE
---------------------------                                  -----------------    ----------     ---------     ----------
7.
8.
9.
10.
                                                                                                               ----------
11.                                                          TOTAL INVESTMENTS                                 $
                                                                                                               ==========
CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 3 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

                                                                  MONTH:               May 1999
                                                                  ---------------------------------------------------
                                                                   Account #7         Account #8          Account #9
                                                                  ------------       ------------       -------------
A.   BANK                                                            Old Kent
                                                                         Bank             LaSalle              Barclays
B.   ACCOUNT NUMBER:                                                  1528641          5800130717              50530689
                                                                   Depository
C.   PURPOSE (TYPE):                                                  Lockbox             Lockbox          Disbursement
1.   Balance per bank statement                                     15,065.56           74,601.26             10,910.03
2.   +Total deposits not credited                                           0           22,583.54                     0
3.   - Outstanding checks                                                   0                   0                     0
4.   +/- Other reconciling items (Attach List)                         863.51                   0                   .90
5.   Month end balance per books                                    15,929.07           97,184.80             10,910.93
6.   Number of last check written                                          na                  na                100106

INVESTMENT ACCOUNTS

                                                                 DATE OF           TYPE OF       PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE          INSTRUMENT       PRICE         VALUE
---------------------------                                  -----------------    ----------     ---------     ----------
7.
8.
9.
10.
                                                                                                               ----------
11.                                                          TOTAL INVESTMENTS                                 $
                                                                                                               ==========
CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 4 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

                                                                  MONTH:               May 1999
                                                                  ---------------------------------------------------
                                                                   Account #10        Account #11        Account #12
                                                                  --------------     ------------       -------------
A.   BANK                                                         Silicon Valley       Wells Fargo        Wells Fargo
B.   ACCOUNT NUMBER:                                                   600247170        4759011166         4759011299
                                                                                               ZBA                ZBA
C.   PURPOSE (TYPE):                                                Disbursement          Checking           Checking
1.   Balance per bank statement                                           755.06                 0                  0
2.   +Total deposits not credited                                              0                 0                  0
3.   - Outstanding checks                                                      0       (355,760.56)        (13,671.70)
4.   +/- Other reconciling items (Attach List)                                 0                 0                  0
5.   Month end balance per books                                          755.06       (355,760.56)        (13,671.70)
6.   Number of last check written                                          27116             44072              61007

INVESTMENT ACCOUNTS

                                                                 DATE OF           TYPE OF       PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE          INSTRUMENT       PRICE         VALUE
---------------------------                                  -----------------    ----------     ---------     ----------
7.
8.
9.
10.
                                                                                                               ----------
11.                                                          TOTAL INVESTMENTS                                 $
                                                                                                               ==========
CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 5 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

                                                                  MONTH:               May 1999
                                                                  ---------------------------------------------------
                                                                   Account #13        Account #14        Account #15
                                                                  ------------       ------------       -------------
A.   BANK                                                            Fleet Bank          U.S. Bank        Wells Fargo
B.   ACCOUNT NUMBER:                                                 0002297401       152100007367         4660035734
C.   PURPOSE (TYPE):                                                     Health
                                                                   Disbursement        Disbursement       ZBA Payroll
1.   Balance per bank statement                                       43,000.00            3,900.96                 0
2.   +Total deposits not credited                                             0                   0                 0
3.   - Outstanding checks                                                     0           (3,529.71)       (14,352.25)
4.   +/- Other reconciling items (Attach List)                                0                   0                 0
5.   Month end balance per books                                      43,000.00              371.25        (14,352.25)
6.   Number of last check written                                            na               27005             36715
                                                                                                              1001366

INVESTMENT ACCOUNTS

                                                                 DATE OF           TYPE OF       PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE          INSTRUMENT       PRICE         VALUE
---------------------------                                  -----------------    ----------     ---------     ----------
7.
8.
9.
10.
                                                                                                               ----------
11.                                                          TOTAL INVESTMENTS                                 $
                                                                                                               ==========
CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                      Page 6 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

                                                                  MONTH:       May 1999
                                                                  -----------------------------------
                                                                    Account #16          Account #17
                                                                  --------------        -------------
A.   BANK                                                           Wells Fargo          Wells Fargo
B.   ACCOUNT NUMBER:                                                4417833415           4660035791
C.   PURPOSE (TYPE):                                               Concentration           General
                                                                       Sweep             Disbursement

1.   Balance per bank statement                                     174,684.08            50,000.00
2.   +Total deposits not credited                                            0                    0
3.   - Outstanding checks                                                    0                    0
4.   +/- Other reconciling items (Attach List)                               0                    0
5.   Month end balance per books                                    174,684.08             50,00.00
6.   Number of last check written                                           na                   na

INVESTMENT ACCOUNTS

                                                                 DATE OF           TYPE OF       PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE          INSTRUMENT       PRICE         VALUE
---------------------------                                  -----------------    ----------     ---------     ----------
7.
8.
9.
10.
                                                                                                               ----------
11.                                                          TOTAL INVESTMENTS                                 $
                                                                                                               ==========
CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

                         LIST OF OTHER RECONCILING ITEMS

FIRST Union Account 2080000366487
3/31/99 Mastercard/Visa deposit not posted on books (110.40)

LaSalle Account 5800130733
3/15/99 deposit not yet posted on books (166.20)
3/23/99 deposit not yet posted on books (149.70)

Old Kent Bank Account 1528641
Unrecorded bank fees 863.51

Barclays Bank Account 50530689
Difference due to foreign currency restatement .90

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.                     ACCRUAL BASIS - 7
Case Number: 99-01141PJW THRU 99-01146PJW

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)-(A)- (F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                                                      CUMULATIVE
                                                               TYPE OF               AMOUNT             UNPAID
             NAME                          POSITION            PAYMENT                PAID              BALANCE
-----------------------------              --------            -------              --------          ----------
1.  SEE ATTACHED                                                                    $113,582             -0-
2.
3.
4.
5.
                                                                                    --------
6. TOTAL PAYMENTS TO INSIDERS                                                       $113,582
                                                                                    ========

                                  PROFESSIONALS

                                                               DATE OF
                                                              COURT ORDER                                             TOTAL
                                          TYPE OF             AUTHORIZING         AMOUNT              AMOUNT          PAID
       NAME                             PROFESSIONAL            PAYMENT          APPROVED              PAID          TO DATE
--------------------                 ------------------       -----------        --------             ------         --------
1.                                   debtor attorney
2.                                   debtor accountant
3.
4.
5.
6. TOTAL PAYMENTS TO
   PROFESSIONALS                                                                                        $ 0

                          ADEQUATE PROTECTION PAYMENTS

                                              SCHEDULED               AMOUNTS               TOTAL
              NAME OF                          MONTHLY              PAID DURING          UNPAID POST-
             CREDITOR                        PAYMENTS DUE              MONTH               PETITION
----------------------------------           ------------           -----------          ------------
1.
2.
3.
4.
5.
6.
7.
8.  TOTAL                                                               $ 0

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 8
Case Number: 99-01141PJW THRU 99-01146PJW

QUESTIONNAIRE

                                                                                                        YES    NO
                                                                                                        ---    --
1.     Have any assets been sold or transferred outside the normal course of business this
       reporting period?                                                                                       XX
2.     Have any funds been disbursed from any account other than a debtor in possession account?               XX
3.     Are any Post-petition receivables (accounts, notes, or loans) due from
       related parties?                                                                                        XX
4.     Have any payments been made on Pre-petition liabilities this reporting period?                   XX
5.     Have any Post-petition loans been received by the debtor from any party?                         XX
6.     Are any Post-petition payroll taxes past due?                                                           XX
7.     Are any Post-petition state or federal income taxes past due?                                           XX
8.     Are any Post-petition real estate taxes past due?                                                       XX
9.     Are any other Post-petition taxes past due?                                                             XX
10.    Are any amounts owed to Post-petition creditors past due?                                               XX
11.    Have any Pre-petition taxes been paid during the reporting period?                                      XX
12.    Are any wage payments past due?                                                                         XX

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

Question #4:

Response:

     Pursuant to an order dated May 19, 1999 the debtors have made payments to employees for all out-of-pocket business related expenses incurred Pre-petition and made salary, wage and payroll tax payments for Pre-petition earnings.

Question #5:

Response:

     On May 19, 1999 the Court granted an interim order authorizing securing Post-petition financing of $4.0 million as of May 31, 1999 the debtors did not draw upon this revolving credit facility.

INSURANCE

                                                                                              YES       NO
                                                                                              ---       --
1.     Are worker's compensation, general liability and other necessary insurance
       coverages in effect?                                                                   XX
2.     Are all premium payments paid current?                                                 XX
3.     Please itemize policies below

If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF                                    PERIOD          PAYMENT AMOUNT
     POLICY               CARRIER              COVERED          & FREQUENCY
    --------             ---------            ---------        ---------------




Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 9
Case Number: 99-01141PJW THRU 99-01146PJW                      5/1/99 - 5/30/99

                                    PERSONNEL

                                                                             FULL TIME         PART TIME
                                                                             ---------         ---------
1. Total Number of employees at beginning of period                             375                0
2. Number of employees hired during the period                                   5                 3
3. Number of employees terminated or resigned during the period                  6                 0
4. Total number of employees on payroll at end of period                        374                3


                                CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below.

Date of Change:   ___________________________________

New Address:      ___________________________________

                  ___________________________________

                  ___________________________________

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                           SCHEDULE 7-A
Case Number: 99-01141PJW THRU 99-01146PJW
Reporting May 19, 1999 thru May 31, 1999

                              PAYMENTS TO INSIDERS

NAME                              POSITION                       TYPE OF PAYMENT                AMOUNT PAID
----                              --------                       ---------------                -----------
Charlie Laverty                   Chairman, CEO                  Wages                           $ 31,250.
                                                                 Auto allowance                       750.
                                                                 Travel reimbursement               9,641.

Michael Quinn                     COO                            Wages                             12,500.
                                                                 Auto allowance                       500.
                                                                 Travel reimbursement               6,510.

Michael Montevideo                CFO                            Wages                             12,500.
                                                                 Travel reimbursement               4,127.

Kevin Higgins                     General Counsel                Wages                              9,792.
                                                                 Auto allowance                       300.
                                                                 Travel reimbursement               4,581.

Richard Newhauser                 Director/Consultant            Wages                             14,583.
                                                                 Travel reimbursement               2,080.

Lawrence Goelman                  Director                       Travel reimbursement               4,468.
                                                                                                 ---------
                                  Total:                                                         $113,582.
                                                                                                 =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-15
Case Number: 99-01141PJW THRU 99-01146PJW

                                ACCOUNTS PAYABLE
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                        MONTH                MONTH               MONTH
                                                                                         May 31, 1999
                                                                      ----------         ------------           --------
Accounts Payable - Trade                                                                     $586
Post-petition Accrued Interest on Pre-petition Debt                                           219
Accrued Sales Tax (Post-petition)                                                               4
Accrued Rebates/Royalties Post-petition                                                       266
                                                                                             ----
Total Accounts Payable:                                                                      $835
                                                                                             ====

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-21
Case Number: 99-01141PJW THRU 99-01146PJW

                       POST-PETITION LIABILITIES - OTHER
                       (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                     MONTH               MONTH                MONTH
                                                                                     May 31, 1999
                                                                   ---------         ------------           ---------
Accrued Salary, Wages, Payroll Taxes                                                    $1280
Withheld 401-K Contributions                                                               53
Withheld Flex spending Contributions                                                       15
Accrued (Post-petition) Vacation Liability                                                  9
                                                                                        -----
Total Other:                                                                            $1357
                                                                                        =====

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-23
Case Number: 99-01141PJW THRU 99-01146PJW

                     PRE-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                       MONTH              MONTH               MONTH
                                                                                      May 31, 1999
                                                                     ---------        ------------           ---------
Revolving Line of Credit (Principle Only)                                                $36,066
Term Loan A (Principle Only)                                                              13,499
Term Loan B (Principle Only)                                                               1,300
Term Loan C (Principle Only)                                                                 340
Building Mortgage (Principle Only)                                                         3,000
Capitalized Equipment Leases - Current portion                                                18
Capitalized Equipment Leases - Long term portion                                              29
                                                                                         -------
Total Secured Debt:                                                                      $54,252
                                                                                         =======

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-24
Case Number: 99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - PRIORITY DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                     MONTH              MONTH                MONTH
                                                                                     May 31, 1999
                                                                    ---------        ------------           ---------
Accrued Vacation Liability                                                              $1,268
Accrued Commissions                                                                         56
Accrued Workers' Compensation                                                              202
Withheld Taxes and Garnishments                                                             15
                                                                                        ------
Total Priority Debt:                                                                    $1,541
                                                                                        ======

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 2-25
Case Number: 99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - UNSECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                        MONTH             MONTH              MONTH
                                                                                      May 31, 1999
                                                                      ---------       ------------          ---------
Sr. Subordinated Notes (Principle only)                                                $ 108,635
Convertible Debentures  (Principle only)                                                  50,000
Accounts payable - Trade                                                                  11,894
Accrued Expenses                                                                           7,208
Accrued Interest on Pre-petition Debt                                                     11,451
Accrued Rebates/Royalties/Warranty Reserve                                                   478
Accrued property/Income Taxes                                                              1,111
Restructuring Liability Accrued - Current Portion                                            300
Restructuring Liability Accrued - Long Term Portion                                          626
Deferred MicroSpan Royalty Income                                                          1,000
Accrued Executory Acquisition Contracts                                                    1,601
Other                                                                                         82
                                                                                       ---------
Total Unsecured Debt:                                                                  $194,3886
                                                                                       =========

Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                          SCHEDULE 3-15
Case Number: 99-01141PJW THRU 99-01146PJW

                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                                     MONTH              MONTH                MONTH
                                                                                     May 31, 1999
                                                                   ---------         ------------          ---------
Operating Expenses:
   Research and Development                                                           $  158
   Selling                                                                               254
   Customer Service                                                                       10
   Marketing                                                                              97
   International                                                                          66
   Regulatory Affairs                                                                     (8)
   G&A - Operations                                                                       93
   Information systems                                                                    62
   Finance                                                                                65
   Human Resources                                                                        15
   Corporate Facilities                                                                   23
   Corporate Insurance                                                                    20
   Chairman                                                                              (79)
   Aviation                                                                                5
   Legal                                                                                 272
   New business development                                                               47
                                                                                      ------
Total Operating Expenses:                                                             $1,000
                                                                                      ======

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4758-011166 for the period from May 19, 1999, to May 31, 1999

 Check Number   Check Date              Vendor Name                Check Amount            Purpose
 ------------   ----------      -----------------------------      ------------   -------------------------
     44000        5/26/99                                                         Void - Check Alignment
     44001        5/26/99       APPLEONE EMPLOYMENT                    3,854.53   EMPLOYEE PLACEMENT
     44002        5/26/99       UNITED PARCEL SERVIC                  15,000.00   Deposits, Freight
     44003        5/26/99       AARON S. INGLE                           533.69   Pre-Petition Employee T&E
     44004        5/26/99       ALFRED BOATWRIGHT                         49.98   Pre-Petition Employee T&E
     44005        5/26/99       CAROL J. SHERMAN                         694.98   Pre-Petition Employee T&E
     44006        5/26/99       CASSIE HOAG                            5,600.59   Pre-Petition Employee T&E
     44007        5/26/99       DARRELL ECKSTEIN                       7,173.32   Pre-Petition Employee T&E
     44008        5/26/99       DAVID G. GOODMAN                       4,533.90   Pre-Petition Employee T&E
     44009        5/26/99       DEBORAH KAMINSKY                       3,256.62   Pre-Petition Employee T&E
     44010        5/26/99       DENNIS CONSTANTINOU                    5,560.33   Pre-Petition Employee T&E
     44011        5/26/99       EDWARD MUSOLFF                         2,148.75   Pre-Petition Employee T&E
     44012        5/26/99       GARY SANDERS                             161.31   Pre-Petition Employee T&E
     44013        5/26/99       GUY LOWERY                               325.05   Pre-Petition Employee T&E
     44014        5/26/99       HARRIET SCHWARTZMAN                    5,867.49   Pre-Petition Employee T&E
     44015        5/26/99       HARRY GETZ                             9,622.00   Pre-Petition Employee T&E
     44016        5/26/99       JOHN M. TAYLOR                           752.96   Pre-Petition Employee T&E
     44017        5/26/99       JOSEPH ARTINO                            482.34   Employee T&E
     44018        5/26/99       JOYCE KILLEN                             271.54   Pre-Petition Employee T&E
     44019        5/26/99       KEITH THOLIN                             542.07   Pre-Petition Employee T&E
     44020        5/26/99       KEVIN HIGGINS                          4,581.03   Pre-Petition Employee T&E
     44021        5/26/99       LAWRENCE GOELMAN                       4,468.34   Pre-Petition Employee T&E
     44022        5/26/99       LEONARD HANKINS                          180.18   Pre-Petition Employee T&E
     44023        5/26/99       LINDA R. BEAN                             46.70   Pre-Petition Employee T&E
     44024        5/26/99       LINDA ROSA                               301.68   Pre-Petition Employee T&E
     44025        5/26/99       LYN KIMBERLY                           1,207.48   Pre-Petition Employee T&E
     44026        5/26/99       MALCOLM D. HEAVEN                      1,894.40   Pre-Petition Employee T&E
     44027        5/26/99       MICHAEL MONTEVIDEO                     4,127.02   Pre-Petition Employee T&E
     44028        5/26/99       MICHAEL QUINN                          6,510.07   Pre-Petition Employee T&E
     44029        5/26/99       Miron F. Marcu                            66.47   Pre-Petition Employee T&E
     44030        5/26/99       RANDY CONDIE                          16,842.22   Pre-Petition Employee T&E
     44031        5/26/99       RICHARD NEWHAUSER                      2,080.00   Pre-Petition Employee T&E
     44032        5/26/99       ROBERT RABINER                           818.40   Pre-Petition Employee T&E
     44033        5/26/99       ROBERT WINKE                           4,308.73   Pre-Petition Employee T&E
     44034        5/26/99       SAMANTHA PROPECK                      13,293.60   Pre-Petition Employee T&E
     44035        5/26/99       SANTIAGO FLORES                          100.80   Pre-Petition Employee T&E
     44036        5/26/99       STEPHEN BAGLEY                         5,203.89   Pre-Petition Employee T&E
     44037        5/26/99       STEPHEN BUMB                           2,630.95   Pre-Petition Employee T&E
     44038        5/26/99       STEPHEN MCMINDES                       6,116.90   Pre-Petition Employee T&E
     44039        5/26/99       STEVE HARRINGTON                       1,485.19   Pre-Petition Employee T&E
     44040        5/26/99       SUSAN SABO                               930.00   Pre-Petition Employee T&E
     44041        5/26/99       THOMAS FLORA                             395.50   Pre-Petition Employee T&E
     44042        5/26/99       THOMAS L. KINDER                       7,394.66   Pre-Petition Employee T&E
     44043        5/26/99       TOM FLORA                                106.57   Pre-Petition Employee T&E
     44044        5/26/99       WILLIAM BARRETT                        9,248.97   Pre-Petition Employee T&E
     44045        5/26/99       WILLIAM DORADO                             3.15   Pre-Petition Employee T&E
     44046        5/26/99       STEPHEN BUMB                           1,139.77   Pre-Petition Employee T&E
     44047        5/26/99       WILLIAM BARRETT                          194.35   Pre-Petition Employee T&E
     44048        5/26/99       SUSAN SABO                               268.51   Pre-Petition Employee T&E
     44049        5/26/99       BURNS, DOANE, SWECKE                   4,210.00   Patent Fees
     44050        5/27/99       UPS CUSTOMHOUSE BROK                     223.33   FREIGHT
     44051        5/27/99       DISTRICT COURT TRUST                     450.00   Pre-Petition Employee Garnishment
     44052        5/27/99       Greater Kalamazoo United Way             231.78   Pre-Petition Employee P/R Deducted Contribution
     44053        5/27/99       HAMILTON COUNTY HUMA                   1,459.61   Pre-Petition Employee Garnishment
     44054        5/27/99       Polk County Clerk of                     544.38   Pre-Petition Employee Garnishment
     44055        5/27/99       AFLAC                                    643.74   Pre-Petition Employee Flex Plan Spend Acct
     44056        5/27/99       CHARLES LAVERTY                        9,640.86   Pre-Petition Employee T&E
     44057        5/27/99       CHICAGO TRUST CO.                     96,255.36   Pre-Petition Employee 401K Plan Payment
     44058        5/27/99       EASTWATER SCIENTIFIC                     656.33   Raw Material Deposits
     44059        5/27/99       EIT INSTRUMENTATION                      113.00   Raw Material Deposits
     44060        5/27/99       EXTRUSIONEERING                        2,100.00   Raw Material Deposits
     44061        5/27/99       FORTIS BENEFITS INSU                  17,287.78   Pre-Petition Employee Insurance - Life, other
     44062        5/27/99       GAR INTERNATIONAL                      1,214.99   FREIGHT
     44063        5/27/99       IMAGYN FLEXIBLE SPEN                   6,038.98   Pre-Petition Employee Flex Plan Spend Acct
     44064        5/27/99       MULTIVAC INC.                            408.00   Raw Material Deposits
     44065        5/27/99       NAMSA                                    508.50   STERILIZATION & TEST
     44066        5/27/99       PAUL REVERE INSURANC                   2,215.54   Pre-Petition Employee Ins - Exec LTD
     44067        5/27/99       State of Washington                       86.59   Pre-Petition Employee Workers Comp prem
     44068        5/27/99       The Prudential Group                  24,714.99   Pre-Petition Employee Dental Ins Prem
     44069        5/27/99       UNITED HEALTHCARE                     28,283.59   Pre-Petiton Employee Medical Ins Prem
     44070        5/27/99       XPEDX                                    410.30   Raw Material Deposits

                        Imagyn Medical Technologies, Inc.
        Schedule of Checks printed from Wells Fargo Account #4758-011166 for the period from May 19, 1999, to May 31, 1999

 Check Number   Check Date              Vendor Name                Check Amount            Purpose
 ------------   ----------      -----------------------------      ------------   -------------------------
     44071        5/28/99       DMV RENEWAL                              646.00   Annual License Plate Fee
     44072        5/28/99       BURNS, DOANE, SWECKE                   1,550.00   Patent Fees
                                                                     ----------
                                Grand Total 5/19 to 5/31             362,270.63
                                                                     ==========

                          US BANK DISBURSEMENT ACCOUNT
                            ACCOUNT NO. 152100007367
                                  MAY 31, 1999


CHECK                         VENDOR
NUMBER         DATE           NUMBER         VENDOR NAME         AMOUNT         PURPOSE
-----------------------------------------------------------------------------------------------------------
27000          5/27/99                                                -         TEST PATTERN
27001          5/27/99        11830          RAMIREZ, GLORIA       799.36       PETTY CASH
27002          5/27/99        11484          SPARTA PETTY CASH   2,000.00       PETTY CASH
27003          5/27/99                                                -         VOID
27004          5/27/99                                                -         VOID
27005          5/28/99        11658          ISOMEDIX OPERATIONS   730.35       POST-PETITION RAW MATERIALS

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT #1319982
MAY 19, 1999 - MAY 31, 1999

Check           Check         Vendor
Number          Date          Number            Vendor Name                 Amount              Reason
------          -----         ------         -----------------              ------        --------------------
162000         5/26/99        -----          VOID                          --------       Pre-Petition Expense Report
162001         5/26/99        2291           DAVID ALEXANDER               2,383.87       Pre-Petition Expense Report
162002         5/26/99        10061          MICHAEL ANDERSON              1,907.87       Pre-Petition Expense Report
162003         5/26/99        10658          KELLY ATHERTON                   30.24       Pre-Petition Expense Report
162004         5/26/99        10700          DAN BAUGHMAN                  3,623.15       Pre-Petition Expense Report
162005         5/26/99        11886          THOMAS BISHOP                   151.04       Pre-Petition Expense Report
162006         5/26/99        11950          SUSAN BLACKMER                  915.74       Pre-Petition Expense Report
162007         5/26/99        12225          JOE ABBATEMATTEO              4,909.74       Pre-Petition Expense Report
162008         5/26/99        13000          JOHN BRANNIGAN                1,572.42       Pre-Petition Expense Report
162009         5/26/99        13480          JOHN BUSSEY                     605.00       Pre-Petition Expense Report
162010         5/26/99        15581          ANNE CARVETH                    482.17       Pre-Petition Expense Report
162011         5/26/99        17690          ANTHONY CHEVAIRE              1,191.62       Pre-Petition Expense Report
162012         5/26/99        19866          PAUL CARPENTER                2,344.29       Pre-Petition Expense Report
162013         5/26/99        19870          ROBERT CASS                   1,072.62       Pre-Petition Expense Report
162014         5/26/99        21772          TESSA CUNILLERA               2,888.38       Pre-Petition Expense Report
162015         5/26/99        22241          PAULA DAVIS                   3,992.34       Pre-Petition Expense Report
162016         5/26/99        23016          ERIC DENTON                   1,264.90       Pre-Petition Expense Report
162017         5/26/99        26505          STEPHANIE EDWARDS                68.99       Pre-Petition Expense Report
162018         5/26/99        26566          SUSAN ELWELL                     46.91       Pre-Petition Expense Report
162019         5/26/99        28179          STEVE FISHER                    759.09       Pre-Petition Expense Report
162020         5/26/99        28280          MARTY FLATLAND                  594.72       Pre-Petition Expense Report
162021         5/26/99        29180          ROGER FRYE                       10.08       Pre-Petition Expense Report
162022         5/26/99        30800          JACK GLEASON                    956.62       Pre-Petition Expense Report
162023         5/26/99        31000          GEORGE GATTAS                   811.61       Pre-Petition Expense Report
162024         5/26/99        31230          DARREN HAWORTH                  107.85       Pre-Petition Expense Report
162025         5/26/99        31846          NANCY GREGG                      10.08       Pre-Petition Expense Report
162026         5/26/99        31995          LARRY GRIMM                   2,823.34       Pre-Petition Expense Report
162027         5/26/99        32873          PAM HIBLER                    1,543.90       Pre-Petition Expense Report
162028         5/26/99        34833          DAN HILL                        958.87       Pre-Petition Expense Report
162029         5/26/99        35291          GREG HUBERT                   6,295.04       Pre-Petition Expense Report
162030         5/26/99        36500          DAVID EDWARDS                 8,037.63       Pre-Petition Expense Report
162031         5/26/99        36875          SHAWN GALLIPEAU               2,235.61       Pre-Petition Expense Report
162032         5/26/99        37601          JAMES JACKSON                 5,318.53       Pre-Petition Expense Report
162033         5/26/99        38425          ROGER JAMES                     810.44       Pre-Petition Expense Report
162034         5/26/99        44412          JIM KICHLER                   2,299.96       Pre-Petition Expense Report
162035         5/26/99        44471          JOSEPH KLETZEL                1,183.49       Pre-Petition Expense Report
162036         5/26/99        44695          KIM MCCANN                      155.00       Pre-Petition Expense Report
162037         5/26/99        44968          JIM LAWS                        777.59       Pre-Petition Expense Report
162038         5/26/99        46110          JENNIFER LAWRENCE             1,087.97       Pre-Petition Expense Report
162039         5/26/99        46311          CHARLES LEDOUX                4,642.69       Pre-Petition Expense Report
162040         5/26/99        46733          TODD LIPOVSKY                   837.49       Pre-Petition Expense Report
162041         5/26/99        46795          KELLY LIND                    1,151.25       Pre-Petition Expense Report
162042         5/26/99        46797          JEFF LIU                        677.90       Pre-Petition Expense Report
162043         5/26/99        46975          CHARLES M. MILLIS                55.29       Pre-Petition Expense Report
162044         5/26/99        47080          CARIN LOUIS                   1,080.00       Pre-Petition Expense Report
162045         5/26/99        47291          GEORGE LUTTRELL                 546.39       Pre-Petition Expense Report
162046         5/26/99        47365          THOMAS LYNCH                  8,682.16       Pre-Petition Expense Report
162047         5/26/99        47400          DONNA S. SHELTON             13,873.68       Pre-Petition Expense Report
162048         5/26/99        48965          TIM HIBLER                    2,408.80       Pre-Petition Expense Report
162049         5/26/99        50093          L. ROBERT MARTIN III            996.22       Pre-Petition Expense Report
162050         5/26/99        54120          DONNA MITCHELL                    8.82       Pre-Petition Expense Report
162051         5/26/99        54463          MIKE MONTY                      684.84       Pre-Petition Expense Report
162052         5/26/99        56824          KIM OWEN                         24.57       Pre-Petition Expense Report
162053         5/26/99        57020          ANNE NGUYEN                   3,691.44       Pre-Petition Expense Report
162054         5/26/99        57800          OFFICE DIRECT                   117.34       Pre-Petition Expense Report

IMAGYN SURGICAL
CHECK REGISTRAR
OLD KENT BANK ACCOUNT # 1319982
MAY 19, 1999 - MAY 31, 1999

Check   Check    Vendor
Number  Date     Number         Vendor Name             Amount              Reason
-------------------------------------------------------------------------------------------------------
162055  5/26/99  58177  DAVID OZINGA                      2,577.00 Pre-Petition Expense Report
162056  5/26/99  58500  MIKE MOLDOVAN                     3,386.67 Pre-Petition Expense Report
162057  5/26/99  59888  SCOTT PELTON                      5,339.69 Pre-Petition Expense Report
162058  5/26/99  60048  TOM PAYNE                         2,554.55 Pre-Petition Expense Report
162059  5/26/99  61330  JULIE POWELL                        201.63 Pre-Petition Expense Report
162060  5/26/99  66604  CHARLES ROBINSON                  1,237.05 Pre-Petition Expense Report
162061  5/26/99  68924  AL SCHIFF                           128.57 Pre-Petition Expense Report
162062  5/26/99  69011  ROGER SCHULTZ                       191.92 Pre-Petition Expense Report
162063  5/26/99  70331  MICHELLE SELVIG                   1,354.43 Pre-Petition Expense Report
162064  5/26/99  70500  KAY BROWN                            32.76 Pre-Petition Expense Report
162065  5/26/99  73550  VIC STANO                           414.49 Pre-Petition Expense Report
162066  5/26/99  77220  CROYAL STINNETT                     194.40 Pre-Petition Expense Report
162067  5/26/99  80190  DAN TOMERLIN                      1,270.94 Pre-Petition Expense Report
162068  5/26/99  83600  CHRISTINA VANDEWEGE                  40.32 Pre-Petition Expense Report
162069  5/26/99  84290  ROBERT E. WALTON JR.              4,301.20 Pre-Petition Expense Report
162070  5/26/99  84555  JUDI WELCH                          536.68 Pre-Petition Expense Report
162071  5/26/99  84556  JEFFREY WELCH                     1,027.68 Pre-Petition Expense Report
162072  5/26/99  84559  MICKI WELCH                          40.24 Pre-Petition Expense Report
162073  5/26/99  84565  GARY WELLMAN                        826.34 Pre-Petition Expense Report
162074  5/26/99  85428  BRUCE WILHELM                        71.15 Pre-Petition Expense Report
162075  5/26/99  85440  JOY WILSON                          147.86 Pre-Petition Expense Report
162076  5/26/99  85442  KEN WILSON                          976.04 Pre-Petition Expense Report
162077  5/26/99  86000  MECHELLE WOZNICKI                   475.50 Pre-Petition Expense Report
162078  5/26/99  86525  SUE WYMAN                             6.62 Pre-Petition Expense Report
162079  5/26/99  87122  JEFF ZERFAS                       2,000.39 Pre-Petition Expense Report
162080  5/26/99  87981  SALVATORE SINIBALDI, JR.            717.06 Pre-Petition Expense Report
162081  5/26/99  89565  BRENDA SAYLES                       184.61 Pre-Petition Expense Report
162082  5/26/99  92122  E. TODD VRANIAN                     274.70 Pre-Petition Expense Report
162083  5/26/99  95500  KEITH THOLIN                      4,112.16 Pre-Petition Expense Report
162084  5/26/99  99499  WARREN LUN                           65.02 Pre-Petition Expense Report
162085  5/26/99  99616  MARC MRVOS                          570.10 Pre-Petition Expense Report
162086  5/26/99  101668 CLAIRE JOHNSON                      181.00 Pre-Petition Expense Report
162087  5/26/99  102670 BARBARA ELLEN ZAMSKY              3,938.51 Pre-Petition Expense Report
162088  5/26/99  103272 DENNIS CLUTTER                    1,360.00 Pre-Petition Expense Report
162089  5/26/99  77890  SWISSTRONICS, INC.                  299.85 Post-Petition Raw Material COD
162090  5/26/99  88004  ZIMMERMAN PLUMBING HEAT S           130.00 Post-Petition Maintenance
162091  5/27/99  23300  DESIGN STANDARDS CORP             4,882.73 Post-Petition Raw Material
162092  5/27/99  31885  GREEN BAY PACKAGING INC.          3,617.45 Post-Petition Raw Material
162093  5/27/99  57614  NORTHVIEW LABS                    5,000.00 Post-Petition Deposit
162094  5/27/99  77985  TECHSTAFF INC. OF MICHIGA         9,539.25 Post-Petition Temporary Emp.
162095  5/28/99  103050 APPERSON PRINT MANAGEMENT           231.23 Post-Petition Prepayment
162096  5/28/99  MS1766 MARVER CAM                        7,324.05 Post-Petition COD
162097  5/28/99  81210  TRYCO TOOL & MFG CO.             37,665.00 Post-Petition Prepayment
162098  5/28/99  50240  MASTER METAL ENGINEERING         40,018.75 Post-Petition COD
162099  5/28/99  10545  BARGER PACKAGING CORP.            VOID
162100  5/28/99  31790  GREAT LAKES EMPLOYMENT, I         2,289.90 Post-Petition Temporary Emp.
162101  5/28/99  10545  BARGER PACKAGING CORP.           23,463.00 Post-Petition Prepayment
162102  5/28/99  77981  TAK ENTERPRISES INC.             40,000.00 Post-Petition 30K Prepay 10K Deposit
                                                        ----------
                 Total                                  320,916.08
                                                        ==========

                                WELLS FARGO BANK
                            ACCOUNT NO. 4759-011299
                                  May 31, 1999


CHECK                     VENDOR
NUMBER       DATE         NUMBER         VENDOR NAME               AMOUNT        PURPOSE
----------------------------------------------------------------------------------------------------------------
61000        5/26/99                                                      --      TEST PATTERN
61001        5/26/99       11789          BLUM, MATT                3,892.08      PRE-PETITION EMPLOYEE EXPENSES
61002        5/26/99       7487           CALLAHAN, DAN             6,346.87      PRE-PETITION EMPLOYEE EXPENSES
61003        5/26/99       11741          KAUFOLD, CAROL              239.14      PRE-PETITION EMPLOYEE EXPENSES
61004        5/26/99       11762          KOLVEK, DENNY               103.76      PRE-PETITION EMPLOYEE EXPENSES
61005        5/26/99       10486          NEUMANN, JEFF             1,664.38      PRE-PETITION EMPLOYEE EXPENSES
61006        5/27/99       730            PETTY CASH - RICH ADAMS     870.86      PETTY CASH
61007        5/27/99       730            PETTY CASH - RICH ADAMS     554.61      PETTY CASH
                                                                   ---------
                                                                   13,671.70